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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 7, 1999
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

     Doral Financial Corporation (the "Company"), on July 7, 1999, released its unaudited earnings for the quarter and six months ended June 30, 1999. The Company's press release also included certain unaudited balance sheet and operational data as of June 30, 1999. A copy of the press release disclosing the Company's unaudited earnings for such period is attached as an exhibit to this Current Report on Form 8-K.

     On July 8, 1999, the Company closed the sale of $200 million of its 8.50% Medium-Term Senior Notes, Series A due July 8, 2004 (the "Notes"). The offering was lead managed by Merrill Lynch & Co. and co-managed by Bear, Stearns & Co. Inc. (the "Agents") and the Notes were sold to the public at a price of 100% of the principal amount thereof. The net proceeds to the Company, before deducting expenses of the offering, were approximately $199 million. The Terms agreement, dated July 1, 1999, among the Agents and the Company, and the form of Note are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits

               1.1 Terms Agreement, dated July 1, 1999, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc., relating to the offer and sale of the Company's 8.5% Medium-Term Senior Notes, Series A due July 8, 2004.

               4.1 Form of Note for the Company's 8.5% Medium-Term Senior Notes, Series A due July 8, 2004.

               99   Press Release dated July 7, 1999.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Mario S. Levis
                                                 -----------------------------
                                                         Mario S. Levis
                                                      Executive Vice President
                                                         and Treasurer



Date: July 14, 1999





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                                EXHIBIT INDEX



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EXHIBIT NUMBER           DESCRIPTION
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
1.1 Terms Agreement, dated July 1, 1999, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc., relating to the offer and sale of the Company's 8.5% Medium-Term Senior Notes, Series A due July 8, 2004.

4.1 Form of Note for the Company's 8.5% Medium-Term Senior Notes, Series A due July 8, 2004.

99             Press Release dated July 7, 1999.
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